UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2007

ProQuest Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-3246	36-3580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S.Employer Identification No.)

789 Eisenhower Parkway, PO Box 1346 Ann Arbor, Michigan	48106-1346
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 761-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 420.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 7, 2007, ProQuest Company issued a press release providing a business update on its ProQuest Education business and corporate transition. The press release is attached hereto as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1 Press Release by ProQuest Company, dated March 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned thereunto duly authorized.

PROQUEST COMPANY

DATE:	March 13, 2007	/s/ Todd W. Buchardt
Todd W. Buchardt Senior Vice President and General Councel

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Press Release by ProQuest Company, dated March 7, 2007